ENGINEERING MEASUREMENTS COMPANY
                       600 DIAGONAL HIGHWAY
                       LONGMONT, CO  80501

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON OCTOBER 13, 1995

TO THE SHAREHOLDERS OF ENGINEERING MEASUREMENTS COMPANY:

The Annual meeting of the Shareholders of Engineering Measurements Company, hereinafter referred to as the "Company", will be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado on October 13, 1995, at 5:00 p.m., local time, pursuant to call therefor by the Board of Directors for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors have been duly elected and qualified.

2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on August
28, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                              By Order of The Board of Directors






                              Charles E. Miller, President
                              September 13, 1995


                      YOUR VOTE IS IMPORTANT

Please execute and return the enclosed Proxy promptly, whether or not you intend to be present at the meeting. Should you decide to attend the meeting, you may vote in person at that time if you so desire. Your attention to the enclosed Proxy Statement furnished by Management and authorized by the Board of Directors is urged.

PROXY            ENGINEERING MEASUREMENTS COMPANY           PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE
              SHAREHOLDERS TO BE HELD OCTOBER 13, 1995

The undersigned hereby constitutes, appoints and authorizes Charles E. Miller, as the true and lawful attorney and Proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.01 par value common stock of Engineering Measurements Company, a Colorado corporation, at the Annual Meeting of Shareholders to be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado at 5:00 p.m. local time on October 13, 1995 and at any and all adjournments thereof, for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified:
[ ] FOR all nominees listed below (except as marked to the contrary):
[ ] WITHHOLD AUTHORITY to vote for all nominees listed below:
Charles E. Miller   Walter Kluck   Thomas G. Miller    William A. Ringer
(Instructions: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 . THIS PROXY CONFERS
DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.


                                       Dated:__________, 1995


                                       Signature


                                       Joint Owner Signature


                                       Please indicate change of address

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith. Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit power of attorney. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENGINEERING MEASUREMENTS COMPANY. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                 ENGINEERING MEASUREMENTS COMPANY
                       600 Diagonal Highway
                       Longmont, CO  80501
                          (303) 651-0550

                         PROXY STATEMENT

                FOR ANNUAL MEETING OF SHAREHOLDERS
                  To Be Held on October 13, 1995

INTRODUCTION

The accompanying Proxy is solicited by the Board of Directors of Engineering Measurements Company, a Colorado corporation, hereinafter called the "Company," for use at the Annual Meeting of Shareholders to be held on Friday, October 13, 1995 at 5:00 p.m. local time, at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado and at any recesses or adjournments thereof. These proxy materials are being mailed to shareholders commencing approximately September 13, 1995.

The Proxy may be revoked at any time by the shareholder before it is exercised. All shares of stock represented by valid Proxies received prior to the meeting pursuant to this solicitation and not revoked before they are exercised will be voted. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with such specification. Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote FOR the election of the four persons nominated to serve as directors of the Company. Abstentions received with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether the requisite vote has been obtained for the proposal. Broker non-votes with respect to a particular proposal will not be counted for purposes of either determining whether a quorum is present at the Meeting or determining whether the requisite vote for such proposal has been obtained. The giving of a proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Company's secretary, or by attending the meeting and voting in person.


PERSONS MAKING THE SOLICITATION

This Proxy is solicited by the Board of Directors of the Company. In addition to the solicitation of Proxies by mail, certain of the officers or employees of the Company, without extra remuneration, may solicit Proxies personally or by telephone, facsimile, telegraph or cable. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expense in forwarding solicitation material regarding the meeting to beneficial owners.

REQUIRED VOTE FOR EACH PROPOSAL

The four nominees for director receiving the highest number of votes cast by shareholders of the Company entitled to vote thereon, assuming that a quorum of a majority (a "Quorum") of the outstanding shares of common stock of the Company entitled to vote at the Meeting is present in person or by proxy, will be elected to serve on the Board of Directors.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The date for determination of Shareholders entitled to vote at the meeting (the "Record Date") is the close of business on August 28, 1995. On such date there were outstanding 2,836,402 shares of Common Stock, $.01 par value (the "Common Stock") of the Company, each of which is entitled to one (1) vote.

On the Record Date the security ownership of each person who owned of record or beneficially, to the knowledge of the Company, five percent (5%) or more of any class of voting securities of the Company, and of each current Director (and each nominee Director) and of the Officers and Directors (and nominees) as a group was as follows. All information is based on information furnished by each such person. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed.

     Title of             Name of   Amount and Nature       Percent
        Class    Beneficial Owner        of Ownership       of Class
 ============   =================   ======================  ========
 Common Stock   Charles E. Miller           1,210,641  (1)      38.9

 Common Stock   William A. Ringer              76,500  (2)       2.7

 Common Stock      Saeid Hosseini              49,400  (3)       1.8

 Common Stock     David S. Miller             309,162  (4)      11.3

 Common Stock        Walter Kluck              21,000  (5)       0.8

 Common Stock    Thomas G. Miller             324,900  (6)      11.8

 All Directors and Officers as a
 Group (Five Persons)                       1,682,441           51.6

(1) Record and Beneficial; includes 834,000 shares of common stock owned directly; an option to purchase 20,000 shares of common stock under the 1988 Non-statutory Stock Option Plan; an option to purchase 10,875 shares of common stock under the 1991 Incentive Plan; and the right to convert a portion of a loan balance into 345,766 shares of common stock pursuant to loan agreements (See Note 4 to the Consolidated Financial Statements in the Company's Annual Report). Charles E. Miller's business address is 600 Diagonal Highway, Longmont, CO
    80501.

(2) Record and Beneficial; includes 16,500 shares of common stock owned directly; an option to purchase 40,000 shares of common stock pursuant to the 1991 Non-Employee Director Stock Plan; and an option to purchase 20,000 shares of common stock under the 1988 Non-Statutory Stock Option Plan. William A. Ringer's business address is 5675 Arapahoe Avenue, Boulder, CO 80303.

(3) Record and Beneficial; includes an option to purchase 49,400 shares of common stock under the 1991 Incentive Plan. Saeid Hosseini's business address is 600 Diagonal Highway, Longmont, CO 80501.

(4) Record and Beneficial; includes 309,162 shares of common stock owned directly. David S. Miller's business address is 420 E. Armour, N. Kansas City, MO 64166.

(5) Record and Beneficial; includes 1,000 shares of common stock owned directly; and an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan. Walter Kluck's business address is P.O. Box 421, Clifton, NJ 07015.

(6) Record and Beneficial; includes 304,900 shares of common stock owned directly; and an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan. Thomas G. Miller's business address is 11725 W. 112th St., Overland Park, KS 66210.


ELECTION OF DIRECTORS

The Bylaws, as amended, provide for a Board of four(4) Directors. Management recommends the election of the nominees listed below as Directors, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Except where otherwise instructed, proxies will be voted for election of all the nominees. If, at the time of the 1995 Annual Meeting of Shareholders, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee or nominees will be required.

The following Table indicates the name of each of the Company's
Directors and nominees for Directors, their ages and business experience during the past five (5) years.

                       Year First      Position and
                       Elected As   Principal Occupation
Name of Director   Age Director   (for the past 5 years)
=================  === =====  ====================================
Charles E. Miller   57  1967  Chief Executive Officer, President,
                              Director, Chairman of the Board and
                              Secretary, previously President from
                              1967 to 1987; member of the
                              Compensation Committee; and Director
                              of Marcum Natural Gas Services, Inc.

William A. Ringer   61   1978 Director; Member of Compensation
                              Committee; President of
                              Granville-Phillips Company, Boulder,
                              Colorado, which is not an affiliate
                              of the Company.  Employed by
                              Granville-Phillips in an executive
                              capacity for more than five years
                              prior to the date of this proxy
                              statement.

Thomas G. Miller   48   1995  Director; Member of Audit, and
                              Incentive Committees; CEO and
                              physician of College Park Family Care
                              Center of Overland Park, Kansas,
                              which is not an affiliate of the
                              company.  Employed by College Park
                              Family Care Center in an executive
                              capacity for more than five years
                              prior to the date of this proxy
                              statement.

Walter Kluck        66  1995  Director; Member of Audit,
                              Compensation and Incentive
                              Committees; CEO of Industrial
                              Representatives, Inc. of Clifton, New
                              Jersey, which is not an affiliate of
                              the Company.  Employed by Industrial
                              Representatives, Inc. in an executive
                              capacity for more than five years
                              prior to the date of this proxy
                              statement.

The Board of Directors of the Company, which held two meetings during the last fiscal year, has the primary responsibility for directing management in the business affairs of the Company. All Directors attended all meetings. The Board of Directors has standing Audit, Compensation, and Incentive Plan Committees.

The Audit Committee reviews the financial statements of the Company and exercises general oversight with respect to the activities of the Company's independent auditors and Controller and related matters. Mr. Thomas Miller and Mr. Kluck constitute the members of the Audit Committee. The Audit Committee met once in fiscal year 1995.

The Compensation Committee reviews and makes recommendations to the Board with respect to employee and officer compensation. Messrs.
Charles Miller, Ringer, and Kluck serve on the Compensation
Committee.

The Compensation Committee did not meet formally during the last fiscal year.

The Incentive Plan Committee administers the employee incentive plans and programs. Messrs. Walter Kluck and Thomas Miller serve on the Incentive Plan Committee. The Incentive Plan Committee did not meet formally during the last fiscal year.

All Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors and are elected annually.

Charles E. Miller and Thomas G. Miller are brothers.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with the copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

EXECUTIVE OFFICERS

The Table below indicates the name of each of the Company's executive officers, their ages and positions, and their business experience during the past five (5) years.

Position                      Position, Date First Elected to
Name of Officer    Age        and Principal Occupation (for the
                                           past  5  years)
=================  ===        =======================================
Charles E. Miller   57        Chief Executive Officer, President
                              Chairman of the Board and Secretary;
                              previously President from 1967 to 1987.

Saeid Hosseini      32        Vice President Sales and Marketing.
                              Previously Product Line Manager, and
                              Manager of Applications Engineering.
                              Employed by the Company for more than
                              five years prior to the date of this
                              proxy statement.

SIGNIFICANT EMPLOYEES

The Table below indicates the name of each of the Company's significant employees, their ages and positions, and their business experience during the past five (5) years.

                              Position, and Principal
Name of Employee    Age       Occupation (for the past 5 years)
================    ===       ===========================================
John B. Thompson     38       Controller since August 1992.
                              Employed in an accounting management
                              capacity from 1991 to 1992 at Rocky
                              Mountain Bank Note Company, Lakewood,
                              Colorado, which is not an affiliate of the
                              Company, and employed by Micro Motion,
                              Inc., Boulder, Colorado, which is not an
                              affiliate of the Company, in an accounting
                              management capacity for more than five
                              years prior to the date of this proxy
                              statement.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and it's other two executive officers for services in all capacities to the Company during the fiscal years ended April 30, 1993, 1994 and 1995:

                          SUMMARY COMPENSATION TABLE
  Annual Compensation                  Long Term Compensation

                                   Awards               Payouts

(a)         (b)   (c)     (d)     (e)      (f)       (g)         (h)   (i)
                                  Other    Re-       Securities        All
Name and                          Annual   stricted  Underlying  LTIP  Other
Principal                         Compen-  Stock     Options/    Pay-  Compen-
Position    Year  Salary   Bonus  sation   Awards    SAR's       outs  sation
                     ($)     ($)      ($)      ($)          (#)   ($)      ($)
==========  ====  ======  ======  =======  =======  ===========  ====  =======
Charles E.  1993  56,346   1,738        0        0      365,766     0        0
Miller,     1994  58,906  22,911        0        0            0     0      201
C.E.O. and  1995  86,874       0        0        0       10,875     0    1,098
Chairman of
the Board

Douglas J.  1993   98,986  1,738        0        0      105,000     0        0
Collier,    1994  102,331 22,911        0        0        6,460     0      865
President   1995  107,783      0        0        0        8,240     0  201,307
(1)

Saeid       1993   64,500  1,128        0        0       33,000     0        0
Hosseini,   1994   66,530 14,871        0        0        8,230     0      288
Vice        1995   80,000      0        0        0        8,170     0      474
President

     (1) Mr. Collier ceased being a director and officer of the Company in March, 1995. Mr. Collier received $200,000 in payment for the repurchase of his stock options.

     (2) Other Compensation for all officers reflects the matching portion of the Company's 401K plan.

                    Option/SAR Grants in Last Fiscal Year

                              Individual Grants
(a)             (b)            (c)             (d)            (e)

                               Percent of
                Number of      Total
                Securities     Options/SARs
                Underlying     Granted to      Exercise or
                Options/SARs   Employees       Base           Expiration
Name            Granted (#)    in Fiscal Yr.   Price ($/Sh)   Date
=============   ============   =============   ============   ===========
Charles E.            10,875        24%               $3.38   4/14/00 (1)
Miller

Douglas J.             8,240        18%               $3.38   4/14/00 (2)
Collier

Saeid                  8,170        18%               $3.38   4/14/00 (1)
Hosseini

(1) Exercisable in full beginning October 14, 1994, through the expiration date of the options.
(2) Terminated due to the fact that Mr. Collier is no longer an employee or director of the Company.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values

(a)            (b)            (c)            (d)            (e)

                                             Number of
                                             Securities     Value of
                                             Underlying     Unexercised
                                             Unexercised    In-the-Money
                                             Options/SAR's  Options/SAR's
               Shares                        at FY-End (#)  at FY-End ($)
               Acquired        Value         Exercisable/   Exercisable/
Name           On Exercise(#)  Realized ($)  Unexercisable  Unexercisable
==========     ==============  ============  =============  =============
Charles E.                  0             0       20,000/0     $13,750/$0
Miller                                           280,674/0    $431,536/$0
                                                  65,092/0     $57,118/$0
                                                  10,875/0          $0/$0

Douglas J.                  0             0              0              0
Collier

Saeid                       0             0        3,000/0      $2,813/$0
Hosseini                                          30,000/0     $43,125/$0
                                                   8,230/0      $2,037/$0
                                                   8,170/0          $0/$0

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                    None.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company received an annual
Director's fee of $3,000. This fee is paid whether or not the Director attends meetings of the Board and its Committees.

Under the 1988 Non-Statutory Stock Option Plan, options to purchase
40,000 shares were granted to directors, 20,000 shares each to William A. Ringer, and Charles E. Miller, in fiscal year 1993 exercisable at $1.75 per share from July 1, 1993 to June 30, 1997.
Under the 1991 Non-Employee Director Stock Plan, in fiscal year
1993, options to purchase 20,000 shares were granted to William A.
Ringer at $1.58 per share from December 20, 1992 through December 20, 1995. Under the 1991 Non-Employee Director Stock Plan, in fiscal year 1995, options to purchase 60,000 shares were granted, 20,000 each to William A. Ringer, Walter Kluck, and Thomas G. Miller, exercisable at $3.40 per share from October 14, 1995 through October 14, 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The terms and conditions pertaining to the Industrial Development Revenue Bond purchased by Charles E. Miller from Colorado National Bank of Denver in August 1992, remain the same. The only difference is that Charles E. Miller now has all rights, title and interest of the debt instrument instead of Colorado National Bank of Denver. For terms and conditions please see Note 4 to the Consolidated Financial Statements included in the accompanying Annual Report.

The related party transactions between the Company and Marcum Natural Gas Services, Inc. are set forth in Item 1 of the Form 10-KSB included in the accompanying Annual Report. Other related party transactions include the sales from the Company to DVCO of approximately $68,000 in the fiscal year ended April 30, 1995 and $292,000 in the fiscal year ended April 30, 1994. The Company also recognized $50,000 of royalty income from DVCO during fiscal year ended April 30, 1995 and $50,000 for fiscal year ended April 30, 1994.

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton served as the Company's independent certified public accountants for the year ended April 30, 1995 and is expected to serve in such capacity for the current fiscal year.

It is expected that a representative of Grant Thornton will be present at the Annual Meeting of the Shareholders. Such representative will have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS

Any shareholder who wishes to submit a proposal to be considered at the Annual Meeting of the Company's shareholders, to be held after the April 30, 1996 fiscal year, must submit the proposal to the Company by May 16, 1996 for the proposal to be included in the Proxy
Statement for that meeting. Any such proposals should be sent to the Company's principal executive offices at 600 Diagonal Highway, Longmont, Colorado 80501.


OTHER MATTERS

Management is not aware that any matters not referred to in the Proxy Statement will be presented for action at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote such Proxy in accordance with their best judgment.



AVAILABILITY OF ANNUAL REPORT

The Company will provide any Shareholder with a copy of its Annual Report on Form 10-KSB for its fiscal year ended April 30, 1995, without charge upon receipt of a written request for such report. Such requests should be addressed to the Company's secretary at 600 Diagonal Highway, Longmont, Colorado 80501. The Annual Report is not a part of this proxy statement.


Longmont, Colorado
September 13, 1995

Dear Shareholder:

It is my pleasure to share with you several of the more significant events which have occurred over the past 12-months; events likely to reshape the course and pace of corporate development well into the next century. This was a year of considerable progress measured in terms of organization, personnel, manufacturing capability, and growth in EMCO's stature as an international manufacturer of Quality Flowmeter Products. We emerge from our experience a stronger, more vibrant company, uniquely positioned for a period of sustainable real growth.

"...the misfortunes of mankind, or the institutions of his making, yield vital seeds of change essential to real progress", so notes a keen observer of human behavior.

EMCO's experience over the last year would seem to validate this maxim. During the first half of '94, the company was experiencing Quality Control problems which compromised product reliability. While the technical problems have long since been solved, the residual effect was an unfortunate loss in sales momentum and a hit to earnings.

This attention-getting experience, while unpleasant, set into motion a number of positive management and structural changes at EMCO to make certain that Product Quality and Customer Satisfaction receive the very highest priority and attention as articulated in our adopted Statement of Corporate Philosophy-see inside cover.

Since January 30, when top management changes were announced, steady progress has been made to translate into daily practice the ideals and principles embedded in the "Statement". I encourage you to read and reflect on the Statement since it represents my personal, deeply held beliefs, goals and priorities for the company. You can consider the Statement a virtual blueprint for corporate development and a useful template for measuring future management decisions and performance.

Several of the more recent developments--mile stone events, by my recognizing--indicate the magnitude of progress that has been made in several important areas:

ISO 9001 certification

In August of this year, EMCO was notified that it has been certified under ISO 9001. This prestigious, internationally recognized standard has become a de-facto standard used by many of our customers as an indicator of manufacturing excellence. ISO certification is a major achievement that can not only improve our capability and performance as a manufacturer, but also significantly improve our image and respect globally.

Product certification from Russian Government

In May, three representatives of Gosstandt (Russian Certification Agency), spent two weeks at EMCO conducting a thorough-going audit of our manufacturing operations, calibration facilities and products. This exhaustive, in-depth audit concluded with our receiving official notification in July enabling EMCO to sell into the Russian market four of our main products. We believe these particular products will be well received in the rapidly developing Russian Energy market. Significant orders for equipment have already been booked and the quotation activity is strong.

The strategic importance of Russian certification cannot be overestimated. To support our Russian initiative, EMCO has hired a full time native Russian engineer to recruit Russian
Sales Distributors, and promote and manage Sales.

Financially, the year was disappointing--essential a break-even year; the most significant contributing factors: poor product quality and lower than expected sales. Personnel additions and upgrades to our engineering and production departments further eroded profits. On the positive side, the company has a strong balance sheet, positive cash flow from operations, excellent credit with all its supplier and no bank debt.

Looking forward, I believe EMCO is in the best position ever to make significant gains in sales and earning in the coming year. ISO certification is a significant achievement in the life of any company and its impact on EMCO will be significant and far-reaching.

EMCO is now a legitimate player on a global scale. Foreign sales continue to expand particularly in the emerging markets of the former eastern bloc countries; and we have recently received orders from Lithuania, Malaysia, Taiwan, Singapore, Pakistan and India.

Sales by Danfoss of EMCO's Vortex flowmeter grew by approximately 60% during the year indicating strong product acceptance in Europe. While monetary exchange rates have been problematic--sale of Danfoss products in the US market--we believe our value engineering program will allow us to maintain existing profit margin under increasing price pressure and competition.

Finally, the company continues to maintain a healthy product development program. We expect to add several significant new products in the coming year, which will open up impressive new market opportunities and expand our sales base.

Thank you for your continued support.